                      SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: August 14, 2000

               AmeriCredit Automobile Receivables Trust 1999-D
           (Exact Name of Registrant as specified in its charter)


      United States                    333-36365                88-0441485
      -------------                    ---------                ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)



                            c/o AmeriCredit Financial
                                  Services, Inc.
                           Attention:  Daniel E. Berce
                          801 Cherry Street, Suite 3900
                              Fort Worth, TX  76102
                              (Address of Principal
                                 Executive Office)

                                  (817) 302-7000
                            Registrant's phone number

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Item 5.       Other Events

       Information relating to distributions to Noteholders for the July 2000 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, and Class A-4 Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period. Both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of October 13, 1999 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.       Financial Statements, Exhibits


    Exhibit No.          Exhibit
    -----------          -------
       99.1              Preliminary Servicer's Certificate and Servicer's
                         Certificate for the July 2000 Collection Period
                         relating to the Notes issued by the Registrant
                         pursuant to the Agreement.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1999-D

By: AmeriCredit Financial Services, Inc., as Servicer




/s/   Daniel E. Berce
      Daniel E. Berce
      Vice Chairman and
      Chief Financial Officer


August 14, 2000

                                 EXHIBIT INDEX


Exhibit
-------
  99.1                       Preliminary Servicer's Certificate and Servicer's
                             Certificate for the July 2000 Collection Period
                             relating to the Notes issued by the Registrant.